Exhibit 99.1
Precision Oncology Through Synthetic Lethality February 2024

2 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

Aprea Therapeutics (NASDAQ: APRE)

Precision Oncology via Novel Synthetic Lethality Therapeutics

All programs address significant unmet medical need, are synergistic with other anticancer therapies, and potentially differentiated in safety and tolerability

ATR Inhibitor: ATRN-119

- First macrocyclic ATR inhibitor
- Highly selective with continuous daily dosing targeted
- Phase 1/2a – Ongoing Dose Escalation
  - Readout 4Q2024
  - Solid tumor with DDR mutation
- Pre-clinical proof-of-principle
  - Anti-tumor activity at nanomolar concentration
  - Preserved hematologic safety profile

WEE1 Inhibitor: APR-1051

- Best in class, next generation
- IND Clearance 1Q2024
- Pre-clinical proof-of-principle
  - Highly potent and selective anti-tumor activity
  - Limited off target effect
  - Ovarian cancer with Cyclin E over expression (OVCAR-3)
  - Stable hematologic function
  - Favorable pharmacokinetics

DDR Inhibitor: Undisclosed

- Lead optimization
- Target identified from our RepliBiom discovery platform

APREA THERAPEUTICS

ATR - Ataxia telangiectasia and Rad3-related
DDR – DNA Damage Response

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

3

Synthetic Lethality


Pathway A
Pathway B
Healthy cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Dead cancer cell

- Cancer cell death only upon the loss of function of two codependent pathways
- Single pathway loss of function is inconsequential
- DNA Damage Response (DDR) allows cells to pause and self repair during replication (mitosis)
- Inhibition of DDR leads to mitotic catastrophe and cell death
- ATR and WEE1 inhibitors are integral to stopping DDR and are emerging targets for cancer cell death
- Builds on scientific innovation led by Aprea founder and key personnel[1]

APREA THERAPEUTICS

[1] Gilad et al, (2010) Cancer Res.

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

4

5 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Leadership with Strong Drug Development and Commercial Expertise Pioneers in Synthetic Lethality Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John Hamill CFO Nadeem Mirza, M.D., MPH Senior Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

6 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Clinical Proof-of-Concept

ATRN-119: First and Only Macrocyclic ATR Inhibitor[1]

Macrocycles: A Well-Evolved Approach for PIK-Related Kinase Inhibition (e.g., rapamycin and mTOR)[2-4]



N
NH2
O
N
O
HN
O=S
O
R

Benefits of Unique Cyclic Skeleton Structure vs Competitors' First-Generation Acyclic Structure

Macrocycles restrict the number of conformations that can be formed, which can:

- Increase potency
- Increase selectivity

These effects can then promote:

- Increased tolerability by decreasing off-targeting
- Permit more efficacious dosing

[1] Based on company knowledge
[2] Brown, EJ et al, (1994) Nature
[3] Brown, EJ et al, (1995) Nature
[4] Brown, EJ and SL Schreiber, (1996) Cell

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

7

AR-276-01: Aprea Phase 1/2a - Study Overview

A Phase 1/2a, Open-Label, Safety, Pharmacokinetic, and Preliminary Efficacy Study of Oral ATRN-119 in Patients with Advanced Solid Tumors

Sites:
4 US sites for dose escalation

- University of Pennsylvania
- Mary Crowley Cancer Research
- University Hospitals Cleveland Medical Center
- Yale Cancer Center

Patient enrollment:
60 patients in total

- Escalation phase: up to 30 patients
- Expansion phase: up to 30 patients

IMP: ATRN-119 is an oral ATR kinase inhibitor given daily

Patient Population:

Male or female subjects 12 years of age or older with solid tumors harboring specific DDR mutations per NGS

Part 1

Up to 30 patients

Dose escalation (8 dose levels*)

3+3 design

→

Part 2

Up to 30 patients

Dose expansion, after MTD / RP2D established

Primary objectives:

- Safety, MTD, RP2D
- Pharmacokinetics

Secondary objectives:

- Antitumor activity (RECIST/PCWG3)

Exploratory objectives:

- Association between identified mutations and clinical outcomes

*Planned protocol amendment adding cohorts 7 and 8

APREA THERAPEUTICS
© 2024 Aprea Therapeutics, Inc. All Rights Reserved
8

9 © 2024 Aprea Therapeutics, Inc. All Rights Reserved 3+3 dose escalation with once-daily dosing (up to 30* patients) Dose expansion (up to 30 patients) Potential indications Colorectal Prostate Gastric Endometrial Mutations Undisclosed RepliBiom biomarkers Aprea AR-276-01 Study Status MTD/RP2D *Planned protocol amendment adding cohorts 7 and 8 = cleared Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Enrolling Now Dose level 7 1,100 mg Dose level 8 1,300 mg

10 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Site Key 001 - University of Pennsylvania 002 - Mary Crowley 003 - University Hospitals Cleveland Medical Center 004 - Yale Cancer Center 30 55 112 55 25 45 57 55 118 50 44 28 0 20 40 60 80 100 120 140 001-001 002-002 003-003 003-004 002-005 002-006 003-007 002-008 003-009 003-010 003-011 004-012 350 mg 200 mg 100 mg 50 mg * AR-276-01 Summary of Duration of Treatment Not all data source verified Update – Jan 2, 2024 Study patient Days on treatment * * * * * * * * Stable disease Treatment continues * Progressive Disease ATRN-119 once-daily dose

11 © 2024 Aprea Therapeutics, Inc. All Rights Reserved No ATRN-119 Related Grade 3 or 4 Adverse Events Reported As of January 2, 2024: Six Of Twelve Patients Experienced AEs# Possibly/probably Related to ATRN-119 # No grade 3 or 4 AEs were observed * Resulted in treatment interruption Not all data source verified Related AEs Diarrhea, Grade 1 (001-001*, 003-003) Vomiting, Grade 1 (001-001*) Non-cardiac chest pain, Grade 1 (001-001) Dehydration, Grade 2 (001-001*) Decreased Appetite, Grade 1 (001-001) Hypotension, Grade 2 (001-001*) Nausea, Grade 1 (002-006, 004-012) Fatigue, Grade 1 and Grade 2 (002-005, 002-008) Gastrointestinal General Metabolism Vascular

12 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 2024-2025 Anticipated Clinical Milestones Planned protocol amendment adding cohorts 7 and 8 to monotherapy dose escalation 1Q2024 Milestone Timeline Phase 1/2a – Monotherapy Dose Escalation Complete Dose Escalation 4Q 2024 RP2D 1Q 2025 Phase 1/2a – Monotherapy Dose Expansion First Patient Enrolled 1Q 2025 Additional Open-Label Efficacy Data 3Q 2025

13 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Preclinical Proof-of-Principal

14 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor – ATRN-119 Mechanism of Action – Prevent CHK1 Phosphorylation by ATR Kinase pCHK1 – Phosphorylated Checkpoint kinase 1 Data on file No Treatment ATRN-119 Tumor Samples Pharmacodynamics - ɣH2AX (green) -9 -8 -7 -6 -5 0 20 40 60 80 100 120 ATRN-119 / E v ATR/ATRIP(h) Log10 [ATRN-119] (M) Activity (% Control) ATRN-119 binds to ATR …inhibits its biological activity… …and triggers replication fork collapse and double-strand breaks (ɣH2AX) -9 -8 -7 -6 -5 0 20 40 60 80 100 120 ATRN-119 / E v ATR/ATRIP(h) Log10 [ATRN-119] (M) A c t i v i t y ( % C o n t r o l ) NT NT 125 62 32 16 8 4 2 1 Phos-CHK1 Control (GAPDH) nM 0.5 0.25 + Replication stress Replication fork collapse Double strand breaks Cancer cell death ATR Inactive ATRN-119 Active pCHK1 Inactive CHK1 ATR active Cell cycle pause DNA repair Cancer cell survival

ATRN-119 Preclinical Profile

Nanomolar potency in vitro across a broad spectrum of cancer cell lines

Strong tumor control observed in vivo, including in challenging genetic backgrounds

Tumor Growth Inhibition
HCT-116 (KRAS^{G13D}, p53 null)



Vehicle
ATRN-119
ATRN-157
(p = 0.00022)
(p = 0.00007)
Tumor volume (mm3)
Time (days)
0
200
400
600
800
1000
1200
1400
1600
0
2
4
6
8
10
12
14
16
18

Body Weight
HCT-116 (KRAS^{G13D}, p53 null)



Vehicle
ATRN-119
ATRN-157
Body weight (g)
Time (weeks)
0
5
10
15
20
25
30
0
1
2
3

N=4 female mice per group, ATRN-119 - 100 mg/kg/day P.O, ATRN-157 - 20 mg/kg/day SQ.
ATRN-157 is an active metabolite identified in dogs receiving ATRN-119 P.O.. In vitro metabolism studies in dog and human hepatocytes and liver microsomes indicated formation of ATRN-157 in both species. Potency and selectivity of ATRN-157 was comparable to ATRN-119.
Pre-clinical studies with ATRN-119 and ATRN-157.

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

15

16 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 + Olaparib: Regression of BRCA2-Deficient Ovarian (HGSOC) Tumors N=6-8 mice per group, ATRN-119 - 90 mg/kg P.O BID, Olaparib - 50 mg/kg/day P.O, ATRN-119+Olaparib at the same doses and schedules. Pre-clinical studies with ATRN-119. Data on file ATRN-119 + Olaparib Inhibits Ovarian Tumor Growth Over Time ATRN-119 + Olaparib Shows Negligible Weight Loss Over Time Body Weight Human ovarian PDX Tumor Growth Inhibition Human ovarian PDX

17 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 A Potentially Differentiated ATRi

Reported Challenges with Other ATR Inhibitors

First Generation Compounds Share Similar Core, Backbone, Toxicity, and Intermittent Dosing Schedule

Parameter	AstraZeneca AZD6738[1,2] 	Bayer BAY1895344[3] 	Repare / Roche[4] RP-3500[5] 
Route of Administration	**Oral**	**Oral**	**Oral**
MTD/RP2 Dose Schedule	160mg BID, **2-weeks-on, 2-weeks-off**, or: Continuous dosing[1]	40mg BID, **3-days-on/4-days-off**	160mg QD, **3-days-on/4-days-off**
Main Grade ≥3 Hematological toxicities	Patriot 1, Escalation Phase, 160mg, BID[2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase[1]: **Fatigue, anemia, nausea, and thrombocytopenia (not differentiated)** (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

1 Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

2 Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

3 First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

4 Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

5 Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

18

19 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Tumor reduction and regrowth Continuous tumor reduction Drug “On” Drug “Off” Drug “On” ATRN-119 Daily Dosing Means Continuous Tumor Reduction Intermittent Dosing May Lead to Tumor Resistance

Daily Dosing Is Clinically Superior Based on Other ATRi in Development

Artios ATR Inhibitor: ART0380
Initial Results From Phase 1 Dose Escalation[1]

Dose Escalation Phase	• 49 patients • Continuous dosing: QD; Range 200-400mg, (n=10) • Intermittent dosing: 3D on/4D off; Range 100 - 1,200mg, (n=39)
RP2D	• Continuous = 200mg • Intermittent dosing = 600mg
Efficacy Among Measurable Patients	• Continuous – **ORR 29%** (2/7). One of two responders treated at twice the RP2D. • Intermittent – **ORR 8%** (2/26). One of two responders treated at twice the RP2D.
Safety	• 36% Anemia Grade 3 at doses considered tolerable

APREA THERAPEUTICS

[1]ART0380-ESMO-Poster-2023

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

20

ATRN-119: Potential Best-in-Class Oral ATR Inhibitor with Structurally Differentiated Core, Backbone, and Toxicity Profile

Parameter	ATRN-119 (1) N NH2 O N O O=S HN O R
Route Of Administration	**Oral**
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	Continuous daily dosing (RP2D TBD in Phase 1)[1]
Hematological toxicities in **preclinical studies**	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude and within normal ranges • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development[2]

ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard-of-care therapies.

APREA THERAPEUTICS

Note: ATRN-119 has not yet been tested clinically
[1] ATRN-119, Phase 1/2a Clinical Study Protocol
[2] Internal pre-clinical head-to-head tolerability study in male beagle dogs.

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

21

22 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 Preclinical Proof-of-Principle

23 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor – APR-1051 Mechanism of Action – Prevent CDK1 Phosphorylation by WEE1 Kinase pCDK1- Phosphorylated Cyclin Dependent Kinase 1 Data on file -10 -9 -8 -7 -6 0 20 40 60 80 100 120 ATRN-1051 Log10 [ATRN1051] (M) Activity (% Displacement) -5 -4 -3 -2 -1 0 1 2 3 4 5 0 1 2 3 4 5 6 Cumulative Cell Doublings Days Post Initial Treatment NT 125nm 250nm 500nm APR-1051 binds to WEE1 …inhibits its biological activity… …and triggers mitotic catastrophe and cancer cell death Mitotic catastrophe Cancer cell death WEE1 inactive APR-1051 Active pCDK1 Inactive CDK1 Mitotic cycle pause DNA repair WEE1 Cancer cell survival active Phos-CDK1 Control (Tubulin) µM APR-1051

24 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Pre-clinical studies with APR-1051 Data on file Tumor Growth Inhibition OVCAR-3 N=7 mice per group, APR-1051, exploratory formulation - 30 mg/kg/day APR-1051 Demonstrated Potentially Compelling Anti-tumor Activity IND Clearance 1Q2024 Vehicle APR-1051

25 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 A Potentially Differentiated Wee1i

26 © 2024 Aprea Therapeutics, Inc. All Rights Reserved AstraZeneca Adavosertib (AZD-1775)1,2 Zentalis Azenosetrib (ZN-c3)1 Aprea APR-1051 On-Target IC50 (nM) WEE1 3.8 3.8 2.2 Off-Target Inhibition at 1 µM (%) PLK1 70 79 17 PLK2 101 96 33 PLK3 91 92 12 APR-1051 Potentially Differentiated from Other WEE1 Inhibitors APR-1051 Potent and Structurally Differentiated, with High Selectivity to Limit Off-target Toxicity Note: Head-to-head studies have not been conducted 1 Huang et al, (2021) J Med Chem 2AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 26 AACR-NCI-EORTC Meeting, Poster C147, 2023 Undisclosed

27 © 2024 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Reduces Cytotoxic Effects of WEE1 Inhibitors Minimal PLK1 Co-inhibition Enables Full Therapeutic Potential APR-1051 AACR-NCI-EORTC Meeting, Poster C147, 2023 0 nM NT 675 nM 25 nM 225 nM 75 nM Phos– H2AX Control (MCM3) Phos-CDK1 300 nM APR-1051 + increasing GSK-461364 37 nM 111 nM 333 nM APR-1051 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT 75 nM GSK-461364 Phos-CDK1 Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM 400 nM BI-2536 APR-1051 Phos-H2AX Phos-CDK1 Dose range of PLK inhibitor GSK-461364 in combination with a single dose of APR-1051 in OVCAR-3 cells PLK inhibitor, GSK-461364 interferes with the effects of APR-1051 in OVCAR-3 cells PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells

28 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted 1 Data from an exploratory formulation of APR-1051 administered to fasted Balb/c mice 2 Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on Pre-clinical Studies, APR-1051 Shows Potentially Favorable Drug Exposure AACR-NCI-EORTC Meeting, Poster C147, 2023 APR-10511 Zentalis Azenosertib (ZN-c3)2 AstraZeneca Adavosertib (AZD-1775)2 Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408

APR-1051 Shows Negligible Inhibition of hERG Channels

QT prolongation AEs were reported with some competitor WEE1 inhibitors

In vitro kinase assays IC50		Average WEE1 kinase IC50	hERG inhibition IC50		Average hERG IC50	Fold difference between kinase IC50 and hERG IC50
LanthaScreen (Thermo)	Hotspot (Reaction Biology)		HEK293 cells (Medicilon)	CHO cells (WuXi)		hERG inhibition over WEE1 kinase inhibition
2.2 nM	41.4 nM	**21.8 nM**	8,840 nM	660 nM	**4,750 nM**	**218-fold (range 16- to 3,946-fold)**

AACR-NCI-EORTC Meeting, Poster C147, 2023

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

29

30 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Suppresses Tumor Growth While Causing Little Effect on RBCs and Body Weight Vehicle ATRN-1051, 15mg/kg PO, BID, 5 on/ 2 of 0 5 10 15 RBC (10 12 /L) Vehicle ATRN-1051, 15mg/kg PO, BID, 5 on/ 2 of 0 200 400 600 800 Retiuclocyte Count (10 9 /L) AACR-NCI-EORTC Meeting, Poster C147, 2023 Tumor Volume (mm3 ) (Mean±SEM) Body Weight (g) (Mean±SEM) APR-1051 15mg/kg, PO, BID, 5 on/2 off x 28 days Vehicle 10mL/kg, PO, QD x 28 days OVCAR Xenograft Tumor Model in Female Nude Mice Heme Toxicity (Mean±SEM) Days Post Treatment 28 Days Post Treatment Days Post Treatment

31 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 2024-2025 Anticipated Preclinical and Clinical Milestones Milestone Timeline IND Clearance 1Q 2024 Phase 1/2a – Monotherapy Dose Escalation First Patient Enrolled (subject to funding) 1H 2024 Open-Label Efficacy Data 2Q 2025 RP2D 2H 2025

32 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Strong Intellectual Property Portfolio Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, CA, CN, EP, IL, JP, MX, HK. National phase examinations ongoing in BR, IN, KR • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th, 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Oct. 20th, 2023 • Clinical methods of treating advanced solid cancer tumors using lead molecule Four issued US patents protecting lead molecule and analogs

33 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Cash & Equivalents of $25.4M as of September 30, 2023 Closed $5.5M ($4.9M,net) public offering in February 2023 Obtained $2.0M non-dilutive funding via research grant from National Cancer Institute (NCI) Securities Common Equivalents as of Nov. 9, 2023 Preferred Stock (as converted) 28,112 Common Stock 3,736,673 Options 586,466 Restricted Stock Units 23,870 Fully Diluted Equivalents 4,375,121

34 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Financed through end of 2024 • Reach short term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • Phase 1/2a dose escalation ATRN-119 readout 4Q 2024 • IND clearance APR-1051 1Q2024 Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective ATR and WEE1 inhibitors • Opportunities in ovarian, colorectal, prostate, and breast cancers • Single agent and combination therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights